UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 27, 2005

Atlas Pipeline Partners, L.P.
(Exact name of registrant as specified in its chapter)

Delaware	1-14998	23-3011077
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

311 Rouser Road, Moon Township, PA		15108
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: 412-262-2830

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02       On May 23, 2005 Sean P. McGrath was appointed as our new Chief Accounting Officer. Mr. McGrath, age 34, had been Chief Accounting Officer of Sunoco Logistics Partners L.P. (NYSE:SXL) from 2002 to 2005. From 1998 to 2002 Mr. McGrath was Assistant Controller of Asplundh Tree Expert Co.

         Nancy J. McGurk resigned as our Chief Accounting Officer upon Mr. McGrath’s appointment. Ms. McGurk’s resignation did not result from any disagreement with regard to our operations, policies or practices and she continues as Chief Accounting Officer of the parent of our general partner, Atlas America, Inc.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ATLAS PIPELINE PARTNERS, L.P.

By: ATLAS PIPELINE PARTNERS, GP, LLC
its general partner

Dated: May 27, 2005	/s/ Michael S. Yecies Michael S. Yecies Secretary